C O P YR IG H T © A B C E LL E R A FULL YEAR 2023 BUSINESS UPDATE FEBRUARY 20, 2024

C O PY RI G H T © A B C EL LE RA DISCLAIMER 2 This presentation contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward- looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this presentation represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law. FU LL Y EA R 2 0 2 3 B U S IN ES S U PD AT E

2023 HIGHLIGHTS

We are **evolving** into a vertically **integrated biotech.**

Forward integration

to include **manufacturing**, **regulatory**, and **clinical capabilities**

Unlock high-value drug programs

including **T-cell engagers**, and **GPCRs & ion channels**

Secured $220M in non-dilutive funding

for our **facilities**, **engine**, and **pipeline**

Build partnered portfolio

with **high-quality programs & partnerships**

Advance internal pipeline

by moving **two programs into IND-enabling studies**

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OUR ENGINE. **FORWARD INTEGRATION**

We are completing investments in **clinical and manufacturing capabilities.**

After over a decade of building our platform, we are near completion. Beginning in 2024, we are shifting our capital allocation from building capabilities to using them to advance our pipeline and partnerships.

Move to New Headquarters

2024



Manufacturing Online

Late 2025



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OUR ENGINE. **PLATFORM DEVELOPMENT**

We are unlocking **high-value drug targets.**

T-Cell Engager Platform

- **Hundreds of diverse** CD3-binding antibodies to combine to create optimized precision cancer therapies
- **Clinically-validated** OrthoMab™ bispecifics platform, to pair CD3-targeting and **tumor-targeting antibodies**
- Internal validation of panel through work on **three well-recognized and high-value targets**



GPCR & Ion Channel Platform

- **Clinically validated**, membrane-protein targets with **large commercial potential** that have proven largely intractable using traditional methods for antibody discovery
- Internal platform integrated across the best of modern **data science and biotechnology to generate first-in-class and best-in-class candidates**



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OUR PIPELINE

We are advancing an internal pipeline of potential **first-in-class** and **best-in-class** assets as a top priority to drive **growth**.

- **First two IND submissions anticipated in 2025**
- We intend to take additional **first-in-class** development candidates into IND-enabling studies in 2024 and 2025
- **$220M in non-dilutive funding** from the governments of Canada and British Columbia

Molecule	Target	Indication	Therapeutic Area	Potential Differentiation
ABCL635	undisclosed **GPCR or ion channel**	undisclosed	metabolic & endocrine conditions	first in class
IND-ENABLING				
ABCL575	OX40L	atopic dermatitis	immunology & inflammation	best in class
IND-ENABLING				

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OUR PIPELINE. **ABCL635**

A potential **first-in-class** antibody therapy for metabolic and endocrine conditions.

ABCL635 is the first AbCellera-led asset derived from our GPCR and ion channel platform.

Molecule	ABCL635
Status	IND-enabling studies (Preclinical)
Target	Undisclosed - GPCR or ion channel
MOA	Antagonist
Indication	Undisclosed
Therapeutic Area	Metabolic & endocrine conditions
Market Opportunity	>$2B
Potential Differentiation	First-in-class
Summary	Program details and indication will only be disclosed once the molecule reaches the clinic.

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OUR PIPELINE. **ABCL575**

ABCL575 is a potential **best-in-class** and second-in-class antibody therapy for the treatment of atopic dermatitis.

Molecule	**ABCL575**
Status	IND-enabling studies (Preclinical)
Target	OX40 ligand (OX40L)
MOA	Blocking and non-depleting
Indication	• Atopic dermatitis (AD) • Other indications in autoimmunity and inflammation
Therapeutic Area	Immunology & inflammation
Market Opportunity	$17B by 2032*
Potential Differentiation	ABCL575 has been designed with potency, pharmacokinetics, and developability to **enable less frequent dosing**, which provides a potential for differentiation.
Summary	Targeting OX40L has the potential to address a broad range of inflammatory conditions and autoimmune diseases, some of which include **colitis/inflammatory bowel disease (IBD), and asthma/atopy**[1]. OX40L blocking is currently under investigation for **atopic dermatitis**[2]**, asthma**[2]**, alopecia areata**[3]**, hidradenitis suppurativa (HS)**[4].

1. Croft M, et al. (2009) Immunol Rev. 229(1):173-91.
2. https://clinicaltrials.gov/search?intr=Amlitelimab
3. https://clinicaltrials.gov/search?intr=IMG-007
4. https://clinicaltrials.gov/search?intr=%20SAR-442970

*Source: IQVIA

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OUR PARTNERS

We are increasingly focused on **strategic partnerships.**

We look for partnerships that bring new insights into novel biology or access to unique capabilities to create opportunities in therapeutic areas of shared interest.

Lilly AbbVie REGENERON

NOVARTIS Incyte Abdera Therapeutics

EMPIRICO Prelude THERAPEUTICS

Expanding relationships

with large pharma and large biotech

T-cell engager platform

deals in oncology and autoimmune conditions

Co-development

to access new targets and technology

Company creation

with top-tier venture capital groups

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FULL YEAR 2023 BUSINESS UPDATE

2024 PRIORITIES

We use our capabilities to **advance programs** and **partnerships**.

Internal programs & pipeline

Elect additional **first-in-class** development candidates from GPCR / ion channel platform and advance **ABCL635** and **ABCL575** through IND-enabling studies.

Capital Allocation: ~40%

Partnered programs

Expand high value **strategic partnerships**, leveraging T-cell engager platform.

~20%

Engine & capabilities

Invest in the final stage of our engine, including our **manufacturing facility.**

~40%

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C O P Y R IG H T © A B C E LL E R A FULL YEAR 2023 FINANCIALS UPDATE

FULL YEAR 2023 BUSINESS UPDATE

We maintain a strong cash position to focus on strategic investments and execution.

$780M in total cash, cash equivalents, & marketable securities

$220M in non-dilutive funding to execute on strategy

13 molecules in the clinic

2 internal programs advanced into IND-enabling studies

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C O PY RI G H T © A B C EL LE RA 87 25 20 40 60 80 100 0 120 16 17 18 19 20 21 22 23 112 2015 Continuing portfolio growth. 13 FI N A N CI A LS 3 Showing year-end figures. Historical results are not necessarily indicative of future results. Partner-Initiated Program Starts2,3 Cumulative # of + WITH downstream participation – WITHOUT downstream participation Molecules in the Clinic3 Cumulative # of Discovery Partners1 Programs Under Contract1 203 Total # of Total # of 46 13 1 2 3 4 5 6 7 8 9 10 13 0 12 11 19 20 21 22 2318172015 16 FU LL Y EA R 2 0 2 3 B U S IN ES S U PD AT E 1 Will not report either as business metric going forward. 2 Redefined business metric to exclude one AbCellera-initiated program and those without downstream participation.

Partner-initiated programs continue to progress towards the clinic.

Cumulative # of

Partner-Initiated Programs with Downstream Participation*

* Excludes AbCellera-initiated and Trianni-license program. As of Dec 31, 2023. Historical results are not necessarily indicative of future results.



ABCELLERA'S RESPONSIBILITY
PARTNERS' RESPONSIBILITY
87
23
64
26
38
Current stage
3 Clinical development
5 Preclinical development
30 Late-stage discovery
Started
In progress
Completed
Not expected to progress
Understood to be progressing

FINANCIALS

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A cumulative total of 13 molecules have reached the clinic.

MOLECULE	MOST ADVANCED STAGE	THERAPEUTIC AREA(S)	PARTNER	PROGRAM TYPE
bamlanivimab (LY-CoV555)	Marketed, Emergency Use Authorization (EUA)*	• infectious disease: COVID-19	Lilly	AbCellera-initiated, partner-led
bebtelovimab (LY-CoV1404)	Marketed, Emergency Use Authorization (EUA)*	• infectious disease: COVID-19	Lilly	AbCellera-initiated, partner-led
TAK-920/DNL919	Phase 1*	• neurology: Alzheimer's Disease	DENALI	AbCellera partner-initiated discovery
undisclosed	Phase 1	• neuroscience	teva	AbCellera partner-initiated discovery
IVX-01	Clinical field study	• animal health	Invetx	AbCellera partner-initiated discovery
NEW undisclosed	Clinical field study	• animal health	undisclosed	AbCellera partner-initiated discovery
NEW undisclosed	Clinical field study	• animal health	undisclosed	AbCellera partner-initiated discovery
NBL-012	Phase 1	• dermatology • gastrointestinal disease • immunology	NovaRock Biotherapeutics	Trianni license
NBL-015/FL-301	Phase 1	• oncology	NovaRock Biotherapeutics	Trianni license
NBL-020	Phase 1	• oncology	NovaRock Biotherapeutics	Trianni license
NBL-028	Phase 1	• oncology	NovaRock Biotherapeutics	Trianni license
undisclosed	Phase 1*	• undisclosed	undisclosed	Trianni license
NEW AB-2100	IND open	• oncology	ArsenalBio	Trianni license

* Expect no further progress

As of December 31, 2023

FINANCIALS
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C O PY RI G H T © A B C EL LE RA Partner-Initiated Programs with Downstream Participation started are diversified across these therapeutic areas 16 Large diversified exposure to next-gen antibody therapies. ophthal- mology 5% other 9%51% oncology 18% neurology 87 AbCellera-Initiated Programs started across these therapeutic areas19 infectious disease 5% 12% immunology 42% oncology & immunology T-cell engagers 53% undisclosed GPCRs & ion channels 5% infectious disease pandemic response FU LL Y EA R 2 0 2 3 B U S IN ES S U PD AT E FI N A N CI A LS 1 100% human health n = 1990% human health: target antigen known n = 78 9% animal health n = 8 1% human health: target antigen TBD n = 1 n = 10 n = 8

C O PY RI G H T © A B C EL LE RA 17 FI N A N CI A LS Deepening stakes evidenced by strong growth of royalty rates. * showing partner-initiated programs under contract with downstream participation and partnering-out agreements signed in period Includes range of royalty and royalty-equivalent rates in each contract, considering sales tiers and step-downs Royalty on Net Sales mean interquartile range 5th / 95th percentile FU LL Y EA R 2 0 2 3 B U S IN ES S U PD AT E 5% 0% 4% 7% 3% 8% 2% 9% 1% 6% 2020 – 2023 n=141* 2015 – 2019 n=37*

C O PY RI G H T © A B C EL LE RA 18 FI N A N CI A LS $38M total revenue, predominantly from discovery activity. MILESTONES ROYALTIES LICENSING RESEARCH FEES Revenue USD $35.6M 2022 $485.4M $38.0M 2023 $1.5M $1.0M $40.8M FU LL Y EA R 2 0 2 3 B U S IN ES S U PD AT E

C O PY RI G H T © A B C EL LE RA 19 FI N A N CI A LS Operating expenses reflect ongoing investments, predominantly in R&D. RESEARCH & DEVELOPMENT SALES & MARKETING GENERAL & ADMIN Operating Expenses USD 20232022 $11.3M $14.2M +$2.9M 20232022 $55.5M $61.0M +$5.5M 20232022 $107.9M $175.7M +$67.8M FU LL Y EA R 2 0 2 3 B U S IN ES S U PD AT E

C O PY RI G H T © A B C EL LE RA 20 FI N A N CI A LS Net loss of $146M; equivalent to ($0.51) per share (basic & diluted). Earnings USD NET EARNINGS EARNINGS PER SHARE: BASIC 2022 2023 $158.5M -$146.4M $0.56 -$0.51 2022 2023 EARNINGS PER SHARE: DILUTED $0.50 -$0.51 2022 2023 FU LL Y EA R 2 0 2 3 B U S IN ES S U PD AT E

C O PY RI G H T © A B C EL LE RA 21 FI N A N CI A LS Over $780M in total cash, equivalents, and marketable securities. Cash Flows USD INVESTING FINANCING $111M Other FX $627M Marketable Securities $133M Cash & Equivalents $500M Marketable Securities December 31, 2023 $111M Marketable Securities (net) OPERATINGDecember 31, 2022 $28M* $387M Cash & Equivalents $915M ($44M) ($221M) $10M $1M $788M $27M* FU LL Y EA R 2 0 2 3 B U S IN ES S U PD AT E

C O PY RI G H T © A B C EL LE RA 22 THANK YOU FU LL Y EA R 2 0 2 3 B U S IN ES S U PD AT E